UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2009 (August 31, 2009)
Harland Clarke Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-143717	84-1696500

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2939 Miller Road, Decatur, Georgia	30035

(Address of principal executive offices)	(Zip Code)
(770) 981-9460
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On and effective August 31, 2009, A.O. Clemons, Jr. resigned from his position as President of the Risk Management & Compliance Solutions division of Harland Financial Solutions, Inc., an indirect wholly owned subsidiary of Harland Clarke Holdings Corp., to pursue other interests. Raju M. Shivdasani, President of the Enterprise Solutions division of Harland Financial Solutions, Inc., has assumed the position of President of Harland Financial Solutions, Inc. effective August 31, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.
By:	/s/ Martin Wexler
	Name:	Martin Wexler
	Title:	Vice President and Treasurer

Date: September 4, 2009